UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 29, 2008, Dollar Thrifty Automotive Group, Inc. (the “Company”) and the requisite percentage of the lenders under the Company’s Credit Agreement, dated as of June 15, 2007 (as amended, the “Credit Agreement”) amended the Credit Agreement to modify the level of permissible leverage during the period beginning September 30, 2008 and continuing through November 30, 2008. Compliance with the leverage ratio test under the amended Credit Agreement at any date during that period will be based on Corporate EBITDA (as defined in the Credit Agreement) for the trailing four quarters ended June 30, 2008, rather than for the most recently completed trailing four quarters. Following that period, the leverage ratio test will again be based on Corporate EBITDA for the trailing four quarters most recently completed prior to the relevant test date.

Under the amended Credit Agreement, through November 30, 2008, the Company will be prohibited from further borrowings under the facility and from requesting the issuance of additional letters of credit thereunder as enhancement for its commercial paper and medium-term note programs. Through November 30, 2008, the Company must also maintain at least $60 million of unrestricted cash and cash equivalents, although it may use these assets (or their proceeds) to prepay facility debt, and it will be subject to restrictions on certain activities otherwise permissible under the facility.

The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.200, which is incorporated herein by reference. The Company’s press release relating to the amendment is attached hereto as Exhibit 99.51, which is also incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.200

Second amendment to credit agreement dated as of September 29, 2008 among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party to the credit agreement

99.51	News release reporting on amendment to credit agreement, issued by Dollar Thrifty Automotive Group, Inc. on September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

September 30, 2008	By:	/s/ SCOTT L. THOMPSON
Scott L. Thompson
Senior Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.200

Second amendment to credit agreement dated as of September 29, 2008 among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party to the credit agreement

99.51	News release reporting on amendment to credit agreement, issued by Dollar Thrifty Automotive Group, Inc. on September 30, 2008

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